Rule 497(c)
File No. 333-210186

First Trust Exchange-Traded Fund VIII

Prospectus
First Trust CEF Income Opportunity ETF
Ticker Symbol:	FCEF
Exchange:	The Nasdaq Stock Market LLC
The First Trust CEF Income Opportunity ETF (the “Fund”) intends to list and principally trade its shares on The Nasdaq Stock Market LLC (“Nasdaq”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of the First Trust Exchange-Traded Fund VIII (the “Trust”) and an actively managed exchange-traded fund organized as a separate series of a registered management company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
September 26, 2016

Summary Information
Investment Objectives
The First Trust CEF Income Opportunity ETF seeks to provide current income with a secondary emphasis on total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	1.65%
Total Annual Fund Operating Expenses	2.50%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before September 30, 2018.
(2)	"Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
(3)	"Acquired Fund Fees and Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until September 30, 2018, and thereafter at 2.75% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$253	$805
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges (“Closed-End Funds”). Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of Closed-End Funds in the secondary market.
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In selecting the Closed-End Funds in which the Fund will invest (“Underlying Funds”), the Fund’s investment advisor will utilize a range of investment approaches. The Fund’s investment advisor generally takes a systemic approach to investing, including the utilization of a proprietary model that identifies, sorts and scores Closed-End Funds based upon various market metrics and economic factors, including, but not limited to, Fund size, duration, leverage ratio, average maturity, earnings rate, undistributed net investment income, distribution rate, premium or discount, net asset value and share price returns, sponsor and distribution policies.
The Underlying Funds may invest in, among other types of investments, U.S. and non-U.S. equity securities, U.S. and non-U.S. government debt, corporate debt, municipal securities, commodities, preferred securities, convertible securities, high yield securities (also known as “junk bonds”), master limited partnerships and senior loans.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CLOSED-END FUND RISK. Because the shares of Closed-End Funds cannot be redeemed upon demand, shares of many Closed-End Funds will trade on exchanges at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a Closed-End Fund it can receive the NAV for those shares. Closed-End Funds have lower levels of daily volume when compared to open-end investment companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in Closed-End Funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Closed-End Fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in Closed-End Funds. The performance of the Fund is dependent upon the performance of the Underlying Funds.
In addition, Closed-End Funds may utilize leverage. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in the securities of Closed-End Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term return on such securities will be diminished. Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such Closed-End Fund’s common shareholders.
The organizational documents of Closed-End Funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the Closed-End Fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Closed-End Fund.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also
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result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
INVESTMENT RESTRICTION RISK. The Fund’s investment in Closed-End Funds is restricted by the 1940 Act and the Fund’s associated exemptive relief which limits the amount of any single Closed-End Fund that can be owned by the Fund, individually and in the aggregate with all other registered investment companies and private investment pools advised by First Trust and its affiliates. This limitation may prevent the Fund from purchasing shares of a Closed-End Fund that it may have otherwise purchased pursuant to its investment objective and principal investment strategy.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET RISK. Market risk is the risk that a particular Underlying Fund, the securities in which the Underlying Fund invests, or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act, as amended (the “1940 Act”). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
VOLATILITY RISK. The market price and net asset value of the Fund’s shares and the Fund’s yield will change daily. There may be instances when the Fund will experience large in-flows and out-flows, which will significantly alter the Fund’s size. At times, these fluctuations may negatively impact the Fund’s yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund’s invest-up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.
UNDERLYING FUNDS RISK. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.
COMMODITY RISK. The Underlying Funds may invest in instruments that give them exposure to commodities. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall economic conditions, changes
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in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. The prices of commodities and commodity-related derivative investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of the Subsidiary to sell its portfolio holdings quickly or for full value. Each of these factors and events could have a significant negative impact on an Underlying Fund.
CONVERTIBLE SECURITIES RISK. The Underlying Funds may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. If a convertible security held by an Underlying Fund is called for redemption or conversion, the Underlying Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Underlying Fund’s ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security’s market value also tends to reflect the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations.
COUNTERPARTY RISK. To the extent that an Underlying Fund engages in derivatives transactions, the Underlying Fund bears the risk that the counterparty to the derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Underlying Fund will lose money and the value of an investment in the Underlying Fund’s shares may decrease.
COVERED CALL RISK. Certain of the Underlying Funds may invest in covered call options. Covered call risk is the risk that an Underlying Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
CURRENCY RISK. The Underlying Funds may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Underlying Funds’ investments and the value of the Underlying Funds’ shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Underlying Funds may change quickly and without warning and you may lose money.
DERIVATIVES RISK. The Underlying Funds may invest in derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Underlying Fund’s portfolio managers use derivatives to enhance the Underlying Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Fund.
DISTRESSED SECURITIES RISK. Certain of the Underlying Funds may invest in debt securities that are currently in default and not expected to pay the current coupon (“Distressed Securities”). Distressed Securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that are not in default. Generally, an Underlying Fund will not receive interest payments from the Distressed Securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a Distressed Security, the Underlying Fund may lose its entire investment in such Distressed Security.
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EQUITY SECURITIES RISK. Because certain of the Underlying Funds invest in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with the Underlying Funds’ investments in fixed income securities including the risk that certain of the Underlying Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Underlying Funds and reduced distributions to shareholders.
HIGH YIELD SECURITIES RISK. Certain of the Underlying Funds may invest in high yield securities. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
INCOME RISK. The income of the Underlying Funds could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying Funds generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.
INTEREST RATE RISK. Certain of the Underlying Funds may be subject to interest rate risk. Interest rate risk is the risk that the value of the debt securities in an Underlying Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LEVERAGE RISK. The Underlying Funds may employ the use of leverage in their portfolios. Leverage may be structural leverage, through borrowings or the issuance of preferred stock, or effective leverage, which results from an Underlying Fund’s investment in derivative instruments that are inherently leveraged. While leverage often serves to increase the yield of an Underlying Fund, this leverage also subjects the Underlying Fund to increased risks, including the likelihood of increased volatility and the possibility that the Underlying Fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.
LIQUIDITY RISK. Certain of the Underlying Funds may invest a portion of their assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect an Underlying Fund’s ability to mitigate risk.
MLP RISK. Certain of the Underlying Funds may invest in publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”). An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.
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MUNICIPAL OBLIGATIONS RISK. Certain of the Underlying Funds may invest in municipal debt securities. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.
NON-U.S. SECURITIES RISK. The Underlying Funds may invest in non-U.S. securities. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PREFERRED SECURITIES RISK. Certain of the Underlying Funds may invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.
PREPAYMENT RISK. Certain of the Underlying Funds may be subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
SENIOR LOAN RISK. Senior loans, in which certain of the Underlying Funds may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior loans may have uncertain settlement time periods. Senior loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of Senior Loans and average duration may fluctuate with fluctuations in interest rates.
SMALLER COMPANIES RISK. Certain of the Underlying Funds may invest in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Manager
The following person serves as the portfolio manager of the Fund:
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•	Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
The portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund. The portfolio manager has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objectives and Strategies
The Fund’s investment objective is a fundamental policy that may only be changed with shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in the prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees (the “Board”) of the First Trust Exchange-Traded Fund VIII (the “Trust”), of which the Fund is a series, without shareholder approval. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 (the “Name Policy”) under the Investment Company Act of 1940, as amended (the “1940 Act”), whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (including investment borrowings) in Closed-End Funds. The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.
Fund Investments
Principal Investments
Investment Companies
The Fund will principally invest in securities of Closed-End Funds. Closed-End Funds are managed registered investment companies which invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. Closed-End Funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.
As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of Closed-End Funds. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
The Fund may invest up to 20% of its net assets in short-term debt securities, money market funds and other cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings will vary and will depend on several factors, including market conditions. For temporary defensive purposes, during the initial invest-up period and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. The Fund may adopt a defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Short-term debt securities are securities from issuers having a long-term debt rating of at least A by S&P Ratings, Moody’s or Fitch and having a maturity of one year or less.
The use of temporary investments will not be a part of a principal investment strategy of the Fund. Short-term debt securities are defined to include, without limitation, the following: (i) fixed rate and floating rate U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; (ii) certificates of deposit issued against funds deposited in a bank or savings and loan association; (iii) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (iv) repurchase agreements, which involve purchases of debt securities; (v) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; and (vi) commercial paper, which is short-term unsecured promissory notes The Fund may only invest in commercial paper rated A-1 or higher by S&P Ratings, Prime-1 or higher by Moody’s or F1 or higher by Fitch.
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Illiquid Securities
The Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is included in the Fund’s SAI, which is available on the Fund’s website at www.ftportfolios.com.
Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objectives. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.
Principal Risks
CALL RISK. Certain of the Underlying Funds invest in bonds. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Underlying Funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Underlying Funds would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions only for in-kind securities. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in‐kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for exchange‐traded funds that distribute portfolio securities in-kind.
CLOSED-END FUND RISK. The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of Closed-End Funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares trading at a discount to their net asset value.
The Fund may invest in shares of Closed-End Funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such Closed-End Funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a Closed-End Fund purchased
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by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
The organizational documents of Closed-End Funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the Closed-End Fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Closed-End Fund.
Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such Closed-End Fund’s common shareholders. The Fund’s investment in the common shares of Closed-End Funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
CREDIT RISK. An issuer of a debt instrument may be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a debt instrument may decline because of concerns about the issuer’s ability or unwillingness to make such payments. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Underlying Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.
INTEREST RATE RISK. The value of the Underlying Funds’ debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Underlying Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.
An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, which could have the effect of lengthening that debt security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value.
When interest rates fall, an Underlying Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.
MARKET RISK. The market values of the Fund’s investments may decline, at times sharply and unpredictably. Market values of debt securities are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
DEPENDENCE ON KEY PERSONNEL. The Advisor is dependent upon the experience and expertise of the Fund’s portfolio manager in providing advisory services with respect to the Fund’s investments. If the Advisor were to lose the services of the
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portfolio manager, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for the portfolio manager in the event of his death, resignation, retirement or inability to act on behalf of the Advisor.
DEPOSITARY RECEIPTS RISK. The Underlying Funds’ investment in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or European Depositary Receipts (“EDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs and EDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world and by European banks, respectively. ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts, whether ADRs, GDRs or EDRs, are usually subject to a fee charged by the depositary.
Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts.
Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts may be unregistered and unlisted. The Underlying Funds’ investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). Moreover, if adverse market conditions were to develop during the period between an Underlying Fund’s decision to sell these types of depositary receipts and the point at which the Underlying Fund is permitted or able to sell such security, the Underlying Fund might obtain a price less favorable than the price that prevailed when it decided to sell..
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.
ISSUER SPECIFIC CHANGES RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer specific events can have a negative impact on the value of the Fund.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
Trading Issues
Although the Fund intends to list its shares for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or
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redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Due to the initial small asset size of the Fund, it is more likely to have difficulty maintaining its listing on Nasdaq.
Fluctuation of Net Asset Value
The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. First Trust cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed for cash or in-kind, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Massachusetts business trust. The Trust’s Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 7 mutual fund portfolios, 10 exchange-traded funds consisting of 114 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
Ken Fincher is the Fund’s portfolio manager and has responsibility for the day-to-day management of the Fund’s investment portfolio.
•	Ken Fincher is a Senior Vice President and Portfolio Manager at First Trust. Mr. Fincher joined First Trust with over 20 years of experience in financial markets. His current responsibilities include management of separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by financial analysts and his peers in the closed-end fund community and also served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund is provided in the SAI.
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Management Fee
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and will be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual management fee of 0.85% of its average daily net assets. As of the date of this prospectus, the Fund has neither commenced operations nor paid management fees.
A discussion regarding the Board’s approval of the Investment Management Agreement for the Fund will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 28, 2017.
How to Buy and Sell Shares
Most investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are expected to be listed for trading on the secondary market on Nasdaq. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on Nasdaq. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Fund’s investment in an Underlying Fund is limited to 3% of the total outstanding voting stock of any Underlying Fund unless the Fund enters into a participation agreement with that Underlying Fund. However, the total amount of securities of an Underlying Fund held by the Fund, both individually and when aggregated with all other shares of the Underlying Fund held by other registered investment companies and private investment pools advised by the Advisor or its affiliates (as well as shares held by the Advisor and its affiliates) generally cannot exceed 25% of the outstanding voting securities of the Underlying Fund, and none of these entities (including the Fund) may individually or collectively exert a controlling influence over the Underlying Fund.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on Nasdaq is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the
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trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. This will likely cause the IOPV to deviate significantly from the true market value of the portfolio. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund’s Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. The Board considered that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund’s best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
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Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered
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and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases, you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions depending on their income.
Non-U.S. Tax Credit
Because the Fund will invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
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The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before September 30, 2018. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value per share is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund’s SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
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Fund Service Providers
The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Premium/Discount Information
The Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on Nasdaq and its net asset value. Once the Fund has commenced operations, this information will be available on the Fund’s website at www.ftportfolios.com.
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Other Information
Continuous Offering
The Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on Nasdaq is satisfied by the fact that the prospectus is available from Nasdaq upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund VIII

First Trust CEF Income Opportunity ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund’s website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (“SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-210186
811-23147

First Trust Exchange-Traded Fund VIII

Prospectus
First Trust Municipal CEF Income Opportunity ETF
Ticker Symbol:	MCEF
Exchange:	The Nasdaq Stock Market LLC
The First Trust Municipal CEF Income Opportunity ETF (the “Fund”) intends to list and principally trade its shares on The Nasdaq Stock Market LLC (“Nasdaq”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of the First Trust Exchange-Traded Fund VIII (the “Trust”) and an actively managed exchange-traded fund organized as a separate series of a registered management company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
September 26, 2016

Summary Information
Investment Objective
The First Trust Municipal CEF Income Opportunity ETF seeks to provide current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	1.16%
Total Annual Fund Operating Expenses	1.91%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before September 30, 2018.
(2)	"Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
(3)	"Acquired Fund Fees and Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until September 30, 2018, and thereafter at 2.16% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$194	$627
Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges (“Closed-End Funds”) which invest primarily in municipal debt securities some or all of which pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of Closed-End Funds in the secondary market.
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Municipal Securities are generally issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The Closed-End Funds in which the Fund invests (“Underlying Funds”) may invest in a range of Municipal Securities, including, but not limited to, municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. In addition, Municipal Securities include inverse floating rate securities issued by tender option bond (“TOB”) trusts and securities issued by custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds. The Underlying Funds may invest in Municipal Securities of any maturity and any duration. The Underlying Funds may also invest in Municipal Securities of any credit quality, including high yield securities, also known as “junk bonds.”
In selecting the Underlying Funds, the Fund’s investment advisor will utilize a range of investment approaches. The Fund’s investment advisor generally takes a systemic approach to investing, including the utilization of a proprietary model that identifies, sorts and scores Closed-End Funds based upon various market metrics and economic factors, including, but not limited to, Fund size, duration, leverage ratio, average maturity, earnings rate, undistributed net investment income, distribution rate, premium or discount, net asset value and share price returns, sponsor and distribution policies.
In addition, the Fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Underlying Funds, performance could be adversely impacted.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CLOSED-END FUND RISK. Because the shares of Closed-End Funds cannot be redeemed upon demand, shares of many Closed-End Funds will trade on exchanges at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a Closed-End Fund it can receive the NAV for those shares. Closed-End Funds have lower levels of daily volume when compared to open-end investment companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in Closed-End Funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Closed-End Fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in Closed-End Funds. The performance of the Fund is dependent upon the performance of the Underlying Funds.
In addition, Closed-End Funds may utilize leverage. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in the securities of Closed-End Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term return on such securities
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will be diminished. Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such Closed-End Fund’s common shareholders.
The organizational documents of Closed-End Funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the Closed-End Fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Closed-End Fund.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
ETF RISK. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.
INVESTMENT RESTRICTION RISK. The Fund’s investment in Closed-End Funds is restricted by the 1940 Act and the Fund’s associated exemptive relief which limits the amount of any single Closed-End Fund that can be owned by the Fund, individually and in the aggregate with all other registered investment companies and private investment pools advised by First Trust and its affiliates. This limitation may prevent the Fund from purchasing shares of a Closed-End Fund that it may have otherwise purchased pursuant to its investment objective and principal investment strategy.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular Underlying Fund, the securities in which the Underlying Fund invests, or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more
5

susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
VOLATILITY RISK. The market price and net asset value of the Fund’s shares and the Fund’s yield will change daily. There may be instances when the Fund will experience large in-flows and out-flows, which will significantly alter the Fund’s size. At times, these fluctuations may negatively impact the Fund’s yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund’s invest-up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.
UNDERLYING FUNDS RISK. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:
COUNTERPARTY RISK. To the extent that an Underlying Fund engages in derivatives transactions, the Underlying Fund bears the risk that the counterparty to the derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Underlying Fund will lose money and the value of an investment in the Underlying Fund’s shares may decrease.
CREDIT RISK. Credit risk is the risk that an issuer of a security held by an Underlying Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.
CUSTODIAL RECEIPT TRUSTS RISK. Custodial receipts are financial instruments similar to TOBs sold through private placements that represent the right to receive future principal and interest payments on underlying municipal obligations. Custodial receipt trusts may issue inverse floater securities and if an Underlying Funds were to hold inverse floaters issued by custodial receipt trusts, the Underlying Fund would be subject to the risks of inverse floaters described herein. In particular, because the instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments.
DERIVATIVES RISK. The Underlying Funds may invest in derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Underlying Fund’s portfolio managers use derivatives to enhance the Underlying Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Fund.
DISTRESSED MUNICIPAL SECURITIES RISK. The Underlying Funds may invest in Municipal Securities that are currently in default and not expected to pay the current coupon (“Distressed Municipal Securities”). Distressed Municipal Securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that are not in default. Generally, an Underlying Fund will not receive interest payments from the Distressed Municipal Securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a Distressed Municipal Security, the Underlying Fund may lose its entire investment in such Distressed Municipal Security.
HIGH YIELD SECURITIES RISK. The Underlying Funds may invest in high yield securities. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
INCOME RISK. The income of the Underlying Funds could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying Funds generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.
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INTEREST RATE RISK. The Underlying Funds are subject to interest rate risk. Interest rate risk is the risk that the value of the debt securities in an Underlying Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
INVERSE FLOATERS RISK. The Underlying Funds may invest in inverse floating rate securities issued by TOB trusts. These securities create effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. In addition, distributions paid to an Underlying Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.
LEVERAGE RISK. The Underlying Funds may employ the use of leverage in their portfolios. Leverage may be structural leverage, through borrowings or the issuance of preferred stock, or effective leverage, which results from an Underlying Fund’s investment in derivative instruments that are inherently leveraged. While leverage often serves to increase the yield of an Underlying Fund, this leverage also subjects the Underlying Fund to increased risks, including the likelihood of increased volatility and the possibility that the Underlying Fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rise.
LIQUIDITY RISK. The Underlying Funds may invest a portion of their assets in lower-quality debt issued by entities that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect an Underlying Fund’s ability to mitigate risk.
In addition, inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease an Underlying Fund’s ability to buy or sell Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or market stress.
MUNICIPAL LEASE OBLIGATIONS RISK. The Underlying Funds may invest in participation interests in municipal leases. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
MUNICIPAL OBLIGATIONS RISK. The Underlying Funds’ investment in Municipal Securities subjects them to municipal obligations risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.
POLITICAL AND ECONOMIC RISK. The values of Municipal Securities held by the Underlying Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.
TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the Underlying Funds could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.
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ZERO COUPON BONDS RISK. The Underlying Funds may invest in zero coupon bonds. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Manager
The following person serves as the portfolio manager of the Fund:
•	Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
The portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund. The portfolio manager has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund intends to make interest income distributions, some or all of which will be exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). The Fund may make other distributions that are subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund’s investment objective is a fundamental policy that may only be changed with shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in the prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees (the “Board”) of the First Trust Exchange-Traded Fund VIII (the “Trust”), of which the Fund is a series, without shareholder approval. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”), whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in Closed-End Funds that invest primarily in Municipal Securities. The Fund will look to the Underlying Funds’ investment objective and principal investment strategies to determine compliance with the Name Policy. The Name Policy may not be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
Fund Investments
Principal Investments
Investment Companies
The Fund will principally invest in securities of Closed-End Funds. However, the Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”). Closed-End Funds and ETFs are managed registered investment companies which invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. Both Closed-End Funds and ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.
As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and Closed-End Funds. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.
Municipal Securities
Municipal Securities are debt securities that generally pay interest that is exempt from regular federal income taxes. Municipal Securities are generally issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The types of Municipal Securities in which the Underlying Funds may invest include municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. In addition, Municipal Securities include securities issued by tender option bond (“TOB”) trusts and custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds.
The Underlying Funds may invest in Municipal Securities of any maturity and any duration.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
The Fund may invest up to 20% of its net assets in short-term debt securities, money market funds and other cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings will vary and will depend on several factors, including market conditions. For temporary defensive purposes, during the initial invest-up period and during periods of high cash inflows
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or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. The Fund may adopt a defensive strategy when the Advisor believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Short-term debt securities are securities from issuers having a long-term debt rating of at least BBB-/Baa3 by S&P Ratings, Moody’s or Fitch and having a maturity of one year or less.
The use of temporary investments will not be a part of a principal investment strategy of the Fund. Short-term debt securities are defined to include, without limitation, the following: (i) fixed rate and floating rate U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; (ii) certificates of deposit issued against funds deposited in a bank or savings and loan association; (iii) bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions; (iv) repurchase agreements, which involve purchases of debt securities; (v) bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest; and (vi) commercial paper, which is short-term unsecured promissory notes The Fund may only invest in commercial paper rated A-1 or higher by S&P Ratings, Prime-1 or higher by Moody’s or F1 or higher by Fitch.
Illiquid Securities
The Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Inverse ETFs
In addition, as a non-principal investment strategy, the Fund may invest in inverse ETFs. An inverse ETF is a special type of index ETF that is designed to provide investment results that move in the opposite direction of the daily price movement of the index to which it is benchmarked. These ETFs may pursue this strategy by utilizing short selling, trading derivatives such as futures contracts and employing other leveraged investment techniques.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is included in the Fund’s SAI, which is available on the Fund’s website at www.ftportfolios.com.
Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.
Principal Risks
CALL RISK. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Underlying Funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Underlying Funds would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions only for in-kind securities. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid
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being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in‐kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for exchange‐traded funds that distribute portfolio securities in-kind.
CLOSED-END FUND RISK. The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of Closed-End Funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares trading at a discount to their net asset value.
The Fund may invest in shares of Closed-End Funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such Closed-End Funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a Closed-End Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
The organizational documents of Closed-End Funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the Closed-End Fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Closed-End Fund.
Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such Closed-End Fund’s common shareholders. The Fund’s investment in the common shares of Closed-End Funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure
CREDIT RISK. An issuer of a debt instrument may be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a debt instrument may decline because of concerns about the issuer’s ability or unwillingness to make such payments. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.
INTEREST RATE RISK. The value of the Underlying Funds’ debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. The Underlying Funds may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.
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An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, which could have the effect of lengthening that debt security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value.
When interest rates fall, an Underlying Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.
INVERSE FLOATERS RISK. The Underlying Funds may use inverse floaters, which creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.
Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Underlying Funds on their inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.
A TOB trust may be terminated without the Underlying Fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the Underlying Fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the Underlying Fund may lose some or all of the principal amount of its investment in the inverse floaters.
MUNICIPAL LEASE OBLIGATIONS RISK. The Underlying Funds may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the Underlying Fund might not recover the full principal amount of the obligation.
MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. Inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease an Underlying Fund’s ability to buy or sell Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or markets stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of Municipal Securities, which may further decrease the Underlying Funds’ ability to buy or sell Municipal Securities. As a result, the Underlying Funds may be forced to accept a lower price to sell a Municipal Security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. The Underlying Funds may invest a significant portion of its assets in unrated Municipal Securities. The market for these securities may be less liquid than the market for rated Municipal Securities of comparable quality. In addition, as of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Underlying Funds’ ability to mitigate risk and meet redemptions.
POLITICAL AND ECONOMIC RISK. The values of Municipal Securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Municipal Securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Underlying Funds invest a substantial portion of the below investment grade quality portion of their portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities
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industries), in industrial development bonds, or in particular types of Municipal Securities (such as general obligation bonds, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events.
To the extent that the Underlying Funds invest a significant portion of their assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal bond issuers in that state or territory and therefore the value of the Underlying Fund’s investment portfolio.
TAX RISK. Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for Municipal Securities. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of Municipal Securities for investment by the Underlying Funds and the value of the Fund’s portfolio would be adversely affected.
ZERO COUPON BONDS RISK. As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Underlying Funds to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. As prescribed by the 1940, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CREDIT RATING AGENCY RISK. Credit ratings are determined by credit rating agencies such as S&P, Moody’s and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Closed-End Funds in which the Fund invests and, as a result, may adversely affect those securities’ perceived or actual credit risk.
DEPENDENCE ON KEY PERSONNEL. The Advisor is dependent upon the experience and expertise of the Fund’s portfolio managers in providing advisory services with respect to the Fund’s investments. If the Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Advisor.
DEPENDENCE ON KEY PERSONNEL. The Advisor is dependent upon the experience and expertise of the Fund’s portfolio manager in providing advisory services with respect to the Fund’s investments. If the Advisor were to lose the services of the portfolio manager, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for the portfolio manager in the event of his death, resignation, retirement or inability to act on behalf of the Advisor.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.
ISSUER SPECIFIC CHANGES RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer specific events can have a negative impact on the value of the Fund.
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LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Underlying Funds, or industries represented by these issuers, may negatively impact the value of the Fund’s shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
VALUATION RISK. Unlike publicly traded securities that trade on national exchanges, there is no central place or exchange for fixed income securities trading. Fixed income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed income securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of fixed income securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, fixed income securities are valued using information provided by a third-party pricing service, which primarily uses broker quotes to value the securities.
Trading Issues
Although the Fund intends to list its shares for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Due to the initial small asset size of the Fund, it is more likely to have difficulty maintaining its listing on Nasdaq.
Fluctuation of Net Asset Value
The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. First Trust cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed for cash or, in-kind, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Trust’s Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
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First Trust serves as advisor or sub-advisor for 7 mutual fund portfolios, 10 exchange-traded funds consisting of 114 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
Ken Fincher is the Fund’s portfolio manager and has responsibility for the day-to-day management of the Fund’s investment portfolio.
•	Ken Fincher is a Senior Vice President and Portfolio Manager at First Trust. Mr. Fincher joined First Trust with over 20 years of experience in financial markets. His current responsibilities include management of separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by financial analysts and his peers in the closed-end fund community and also served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares in the Fund is provided in the SAI.
Management Fee
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and will be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual management fee of 0.75% of its average daily net assets. As of the date of this prospectus, the Fund has neither commenced operations nor paid management fees.
A discussion regarding the Board’s approval of the Investment Management Agreement for the Fund will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 28, 2017.
How to Buy and Sell Shares
Most investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are expected to be listed for trading on the secondary market on Nasdaq. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on Nasdaq. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Fund’s investment in an Underlying Fund is limited to 3% of the total outstanding voting stock of any Underlying Fund unless the Fund enters into a participation agreement with that Underlying Fund. However, the total amount of securities of an Underlying Fund held by the Fund, both individually and when aggregated with all other shares of the Underlying Fund held by other registered investment companies and private investment pools advised by the Advisor or its affiliates (as well as shares held by the Advisor and its affiliates) generally cannot exceed 25% of the outstanding voting securities of the Underlying Fund, and none of these entities (including the Fund) may individually or collectively exert a controlling influence over the Underlying Fund.
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Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on Nasdaq is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. This will likely cause the IOPV to deviate significantly from the true market value of the portfolio. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund’s Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. The Board considered that the Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund’s best interests
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid at least monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
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Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories, exempt-interest dividends, ordinary income distributions and capital gain dividends. Dividends that qualify as “exempt-interest dividends” generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the prior paragraph.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Deductibility of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income. Further, because the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
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Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before September 30, 2018. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value per share is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund’s SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund’s securities may change on days when investors are not able to purchase or
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sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Fund Service Providers
The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.
Premium/Discount Information
The Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on Nasdaq and its net asset value. Once the Fund has commenced operations, this information will be available on the Fund’s website at www.ftportfolios.com.
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Other Information
Continuous Offering
The Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on Nasdaq is satisfied by the fact that the prospectus is available from Nasdaq upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund VIII

First Trust Municipal CEF Income Opportunity ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund’s website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (“SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-210186
811-23147

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-23147
First Trust Exchange-Traded Fund VIII
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust CEF Income Opportunity ETF	FCEF	Nasdaq
DATED September 26, 2016
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated September 26, 2016, as it may be revised from time to time (the “Prospectus”), for First Trust CEF Income Opportunity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund VIII (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on February 22, 2016, and is authorized to issue an unlimited number of shares in one or more series or “Funds.” The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in two series: including First Trust CEF Income Opportunities ETF and First Trust Municipal CEF Income Opportunities ETF, each of which is a non-diversified series.
This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of the Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). The shares will trade on Nasdaq at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of shares of the Fund will continue to be met. Nasdaq may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of Nasdaq makes further dealings on Nasdaq inadvisable. Nasdaq will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on Nasdaq, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objectives and Policies
The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its assets in Closed-End Funds (as defined below). As a result, the Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.
Investment Strategies
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges (“Closed-End Funds”). In selecting the Closed-End Funds in which the Fund will invest (“Underlying Funds”), the Fund’s investment advisor will analyze relevant Closed-End Fund data metrics and economic factors. Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.
Types of Investments
Closed-End Funds. Shares of Closed-End Funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange or Nasdaq or, in some cases, may be traded in other OTC markets. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of Closed-End Funds in the secondary market. The Fund generally will purchase shares of Closed-End Funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a Closed-End Fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the Closed-End Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.
The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares’ trading at a discount to their net asset value.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objectives and consequently may invest significantly in fixed income securities and cash equivalents; however, for temporary or defensive purposes, the Fund may also invest in other fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal

Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; and, consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price (until October 2016, when amended Rule 2a-7 will require share prices of non-government money market funds to be valuated at their floating net asset value), it is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Investment Companies. In addition to its investments in Closed-End Funds, the Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled asset vehicles. In addition, the Fund will also incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the applicable Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.
Investment Risks
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities held by the Fund or the general condition of the securities market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the equity securities included in the Fund are not predictive of their future performance.
Closed-End Fund Risk
The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of Closed-End Funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such Closed-End Funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a Closed-End Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund’s investment in the common shares of Closed-End Funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Equity Securities Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Whether or not the equity securities in the Fund or in the underlying Closed-End Funds held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund or in the underlying Closed-End Funds may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund or in the underlying Closed-End Funds held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.
Shareholders of common stocks of the type held by the Fund and in the underlying Closed-End Funds held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund or in the underlying Closed-End Funds held by the Fund will fluctuate over the life of the Fund and the underlying Closed-End Funds held by the Fund and may be more or less than the price at which they were purchased by the Fund or the underlying Closed-End Funds held by the Fund. The equity securities held in the Fund and in the underlying Closed-End Funds held by the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s or the underlying Closed-End Funds’ purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.
Liquidity Risk
Whether or not the equity securities in the underlying Closed-End Funds held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the underlying Closed-End Funds may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the underlying Closed-End Funds held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the underlying Closed-End Funds in which the Fund invests. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund.
Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company/
			Investment Advisor) and Stonebridge Advisors LLC (Investment Advisor)	137 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	Trustee	• Indefinite term • Since inception	Physician; President, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership; Member (April 2007 to November 2015), Sportsmed LLC	137 Portfolios	None
Thomas R. Kadlec c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	137 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, and Futures Industry Association
Robert F. Keith c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	137 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	Trustee	• Indefinite term • Since inception	Managing Director and Chief Operating Officer (January 2015 to present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	137 Portfolios	Director of Covenant Transport Inc. (May 2003 to May 2014)
OFFICERS OF THE TRUST
James M. Dykas 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
OFFICERS OF THE TRUST
Donald P. Swade 120 E. Liberty Drive Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Vice President (April 2012 to Present), First Trust Advisors L.P. and First Trust Portfolios L.P., Vice President (September 2006 to April 2012), Guggenheim Funds Investment Advisors, LLC/Claymore Securities, Inc.	N/A	N/A
W. Scott Jardine 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company/
			Investment Advisor) and Secretary, Stonebridge Advisors LLC (Investment Advisor)	N/A	N/A
Daniel J. Lindquist 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 02/70	Vice President	• Indefinite term • Since inception	Managing Director (July 2012 to present), Senior Vice President (September 2005 to July 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Kristi A. Maher 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Chief Compliance Officer Since inceptin • Assistant Secretary Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Roger F. Testin 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 06/66	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Stan Ueland 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/70	Vice President	• Indefinite term • Since inception	Senior Vice President (September 2012 to present), Vice President (August 2005 to September 2012) First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund, First Trust Dynamic Europe Equity Income Fund and First Trust Intermediate Duration Preferred & Income Fund, closed-end funds advised by First Trust; First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 114 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor and other service providers. The officers of the Trust manage the day to-day operations and are responsible to the Trust’s Board. The Trust’s Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Trust’s Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the

Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the “Valuation Procedures”), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 137 portfolios) as they hold with the Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor and any sub-advisors, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the estimated compensation (including reimbursement for travel and out‑of‑pocket expenses) to be paid by the Funds for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2015, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$4,318	$352,350
Thomas R. Kadlec	$4,361	$361,500
Robert F. Keith	$4,340	$351,535
Niel B. Nielson	$4,340	$356,500
(1)	The estimated compensation to be paid by the Funds to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2015 for services to the 120 portfolios, which consists of 7 open-end mutual funds, 16 closed-end funds and 97 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2015:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2015, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of September 26, 2016, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
As of September 26, 2016, First Trust Portfolios was the sole shareholder of the Fund.  As a sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.
As of September 26, 2016, the Advisor did not own any shares of the Fund.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment agreement between First Trust and the Trust (the “Investment Management Agreement”), First Trust will manage the investment of the Fund’s assets and will be responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.85% of its average daily net assets.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
Portfolio Manager.    The portfolio manager of the Fund is primarily and jointly responsible for the day‑to‑day management of the Fund.  There is currently one portfolio manager, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Ken Fincher	Senior Vice President and Portfolios Manager	Since 2008	Vice President and Portfolio Manager, First Trust Portfolios L.P.
•	Ken Fincher is a Senior Vice President and Portfolio Manager at First Trust. Mr. Fincher joined First Trust with over 20 years of experience in financial markets. His current responsibilities include management of separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by financial analysts and his peers in the closed-end fund community and also served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.
As of the date of this SAI, the portfolio manager does not beneficially own any shares of the Fund.

Compensation.    The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolios.
   Accounts Managed by the Portfolio Manager.    The portfolio manager manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of August 31, 2016, set forth in the table below:
Accounts Managed By Portfolio Manager
Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Ken Fincher	0 ($0)	0 ($0)	221 ($75,056,379)
Conflicts. None of the accounts managed by the portfolio manager pays an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts managed by the portfolio manager. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio manager are based on fairly mechanical investment processes, the portfolio manager may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio manager generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of shares.
Section  28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Administrator, Custodian, Transfer Agent, Fund Accountant, Distributor, Additional Service Provider and Exchange
Administrator. The Bank of New York Mellon Corporation (“BNYM”) serves as Administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.
BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.
Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNYM under the Fund Administration and Accounting Agreement, as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Custodian, Transfer Agent and Fund Accountant. BNYM, as custodian for the Fund pursuant to a Custody Agreement, holds the Fund’s assets. BNYM also serves as transfer agent of the Fund pursuant to a Transfer Agency and Service Agreement. As the Fund’s accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Fund for its out-of-pocket expenses. BNYM also serves as the Fund’s transfer agent pursuant to a Transfer Agency Agreement.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before September 30, 2018.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.
Additional Service Provider. First Trust, on behalf of the Fund has engaged NYSE index group or its designee (the “IPV Calculator”), to calculate the intra-day values for the shares of the Fund.
Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Fund in connection with the Fund is that Nasdaq lists the shares of the Fund and disseminates the intra-day portfolio values that are calculated by the IPV Calculator pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make onetime or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments, if any, may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System.    The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares.    Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’s best interests. First Trust has engaged the services of Institutional Shareholder Services, Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
To the extent that the Fund invests in other registered investment companies (“acquired funds”), it may do so pursuant to an exemptive order granted by the SEC. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require the Fund to vote its shares in an acquired fund in the same proportion as other holders of the acquired fund’s shares. As a result, to the extent that the Fund, or another registered investment company advised by First Trust, relies on the relief granted by the exemptive order to invest in a particular acquired fund, First Trust will vote shares of that acquired fund in the same proportion as the other holders of that acquired fund’s shares.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit A.
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation and generally an amount of cash—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The Trust also reserves the right to permit or require, under certain circumstances, the substitution of a different security in lieu of depositing some or all of the Deposit Securities. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, for the current day as well as the Cash Component for the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below) and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach the transfer agent or an Authorized Participant.
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. Deposit Securities must be delivered to the Trust through DTC or NSCC, subject to and in accordance with the applicable provisions set forth in the Participant Agreement and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the payment of the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Trust, First Trust, the Distributor, the transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. Shares generally will be redeemed in Creation Unit Aggregations in exchange for a particular portfolio of securities (“Fund Securities”), although the Fund has the right to make redemption payments in cash, in-kind or a combination of each. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund (as discussed below), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Creation Unit Aggregation being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within three Business Days.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the specified time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BNYM by the specified time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund can not make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;

(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be fair valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits The Fund's financial statements and performs other related audit services.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholder of
First Trust CEF Income Opportunities ETF:
We have audited the accompanying statement of assets and liabilities of First Trust CEF Income Opportunities ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund VIII, as of September 16, 2016. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust CEF Income Opportunities ETF as of September 16, 2016, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 23, 2016

First Trust CEF Income Opportunity ETF
Statement of Assets and Liabilities
September 16, 2016
ASSETS:
Cash	$100,000
Total Assets	$100,000
Paid in Capital	$100,000
NET ASSETS	$100,000
Shares outstanding (unlimited amount authorized, $0.01 par value)	5,000
Net asset value, offering price, and redemption price per share	$20.00
The accompanying notes are an integral part of the Statement of Assets and Liabilities.
Note 1: Organization
First Trust CEF Income Opportunity ETF (the “Fund”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a series of the First Trust Exchange-Traded Fund VIII, a registered open-end investment company that was organized as a Massachusetts business trust on February 22, 2016. The Fund has had no operations through September 16, 2016, other than matters relating to organization and registration and the sale of its shares to First Trust Portfolios L.P., the sole shareholder of the Fund.
The Fund seeks to provide current income with a secondary emphasis on total return. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges.
Note 2: Significant Accounting Policies
The Fund, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The preparation of the Statement of Assets and Liabilities in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from these estimates.
The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.
Note 3: Fees and Expenses
First Trust Advisors L.P. (“First Trust” or the “Advisor”) has agreed to bear the organization and offering costs of the Fund. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio. First Trust will manage the investment of the Fund’s assets and will be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.85% of its average daily net assets.
Note 4: Capital
Subsequent to the Fund’s organization, shares will be created and redeemed by the Fund only in large blocks consisting of 50,000 Shares. Each block of 50,000 Shares is called a “Creation Unit.” As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants” (“APs”), can purchase or redeem these Creation Units. Transaction fees, based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled, are charged to those APs creating or redeeming Creation Units. The Fund’s Creation Units will generally be issued and redeemed for cash and, in certain circumstances, in-kind for the securities in which the Fund invests. Unlike most ETFs, the Fund currently intends to effect most creations and redemptions, in whole or in part, for cash, rather than in-kind, because of the nature of the Fund’s underlying investments. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

Exhibit A—Proxy Voting Guidelines
United States
Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2016
Published January 22, 2016
www.issgovernance.com
© 2016 ISS | Institutional Shareholder Services

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The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy-gateway/2016-policy-information/
BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances:
1.    Accountability
Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Director Performance Evaluation:
1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A dual-class capital structure; and/or
➤	A non-shareholder-approved poison pill.

(1)	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
(2)	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
➤	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
➤	The issuer’s rationale;
➤	The issuer’s governance structure and practices; and
➤	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Unilateral Bylaw/Charter Amendments
1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

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➤	The level of impairment of shareholders' rights caused by the provision;
➤	The disclosed rationale for adopting the provision;
➤	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
➤	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
➤	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
1.19.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2.    Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

(3)	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
➤	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
➤	The company's ownership structure and vote results;
➤	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
➤	The previous year's support level on the company's say-on-pay proposal.
3.    Composition
Attendance at Board and Committee Meetings:
3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors:
Vote against or withhold from individual directors who:
3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017(5), sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards(6).
4.    Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
(6)	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
Independent Chair (Separate Chair/CEO)
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
➤	The scope of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

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Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

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Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests

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may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
➤	There is a significant misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:
1.	Peer Group(8) Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median.
2.	Absolute Alignment(9)– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

(7)	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(8)	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(9)	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	The ratio of performance- to time-based equity awards;
➤	The overall ratio of performance-based compensation;
➤	The completeness of disclosure and rigor of performance goals;
➤	The company's peer group benchmarking practices;
➤	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➤	Realizable pay(10) compared to grant pay; and
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking; and
➤	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➤	New or extended agreements that provide for:
➤	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
➤	CIC payments with excise tax gross-ups (including "modified" gross-ups);
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
➤	Multi-year guaranteed bonuses;
➤	A single or common performance metric used for short- and long-term plans;
➤	Lucrative severance packages;
➤	High pay opportunities relative to industry peers;
➤	Disproportionate supplemental pensions; or
➤	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(10)	ISS research reports include realizable pay for S&P1500 companies.

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Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
➤	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➤	Duration of options backdating;
➤	Size of restatement due to options backdating;
➤	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➤	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Automatic single-triggered award vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;

(11)	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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➤	Lack of minimum vesting period for grants made under the plan.
➤	Grant Practices:
➤	The company’s three year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in most recent CEO equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a claw-back policy;
➤	Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure is at least comparable to that of industry peers; and
➤	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;
➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
➤	General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:
➤	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
➤	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
➤	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
➤	The company's current level of disclosure regarding its environmental and social performance.
This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-23147
First Trust Exchange-Traded Fund VIII
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Municipal CEF Income Opportunity ETF	MCEF	Nasdaq
DATED September 26, 2016
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated September 26, 2016, as it may be revised from time to time (the “Prospectus”), for First Trust Municipal CEF Income Opportunity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund VIII (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

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General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on February 22, 2016, and is authorized to issue an unlimited number of shares in one or more series or “Funds.” The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in two series: including the First Trust CEF Income Opportunities ETF and First Trust Municipal CEF Income Opportunities ETF, each of which is a non-diversified series.
This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund’s costs,
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including attorneys’ fees. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of the Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). The shares will trade on Nasdaq at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of shares of the Fund will continue to be met. Nasdaq may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of Nasdaq makes further dealings on Nasdaq inadvisable. Nasdaq will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on Nasdaq, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
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Investment Objective and Policies
The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund's total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest more than 25% of its assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
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The Fund has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in Closed-End Funds that invest primarily in Municipal Securities (as defined below).
The Fund will look to the Underlying Funds’ investment objective and principal investment strategies to determine compliance with the Name Policy. The Name Policy may not be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.
Investment Strategies
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges (“Closed-End Funds”) which invest primarily in municipal debt securities some or all of which pay interest that is exempt from regular federal income taxes (“Municipal Securities”).  In selecting the Closed-End Funds in which the Fund will invest (“Underlying Funds”), the Fund’s investment advisor will analyze relevant Closed-End Fund data metrics and economic factors.
Types of Investments
Closed-End Funds. Shares of Closed-End Funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange or Nasdaq or, in some cases, may be traded in other OTC markets. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of Closed-End Funds in the secondary market. The Fund generally will purchase shares of Closed-End Funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a Closed-End Fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the Closed-End Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.
The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares’ trading at a discount to their net asset value.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objectives and consequently may invest significantly in fixed income securities and cash equivalents; however, for temporary or defensive purposes, the Fund may also invest in other fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home
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Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; and, consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity
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might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price (until October 2016, when amended Rule 2a-7 will require share prices of non-government money market funds to be valuated at their floating net asset value), it is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Investment Companies. In addition to its investments in Closed-End Funds, the Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade a premium or discount to its net asset value.
As a shareholder in pooled investment vehicle, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled asset vehicles. In addition, the Fund will also incur brokerage costs when purchasing and selling shares of ETFs.
Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
Municipal Securities. Municipal Securities are debt securities that generally pay interest that is exempt from regular federal income taxes. Municipal Securities are generally issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The types of Municipal Securities in which the Underlying Funds may invest include municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity
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bonds. In addition, Municipal Securities include securities issued by tender option bond (“TOB”) trusts and custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds. Additional information on certain of the types of Municipal Securities in which Underlying Funds may invest is listed below.
Municipal Lease Obligations. The Underlying Funds may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities.
Private Activity Bonds. A private activity bond is a type of revenue bond that is issued by or on behalf of a state or local government for the purpose of financing the project of a private user. Revenue bonds are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Industrial revenue bonds are an example of these types of obligations. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes.
Pre-Refunded and Escrowed to Maturity Bonds. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.
Tender Option Bonds. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues two types of securities: floating rate securities (or “floaters”) and inverse floating rate securities. The Underlying Funds may acquire the inverse floating rate securities or “inverse floaters” from a TOB trust. The interest rates on inverse floaters issued by a TOB trust vary inversely to the interest rates paid on the floaters. Holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest. As a result, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of the bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. Because changes in short-term interest rates inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity.
Custodial Receipt Trusts. Custodial receipts are financial instruments similar to TOBs that are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation. The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Underlying Funds may invest in custodial receipts which have inverse floating interest rates.
Refunded Bonds. The Underlying Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.
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Derivative Municipal Securities. The Underlying Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.
The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Fund may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below.
Inverse Floating Rate Municipal Securities. The Underlying Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Underlying Funds’ investment in inverse floaters likely would adversely affect the Underlying Funds’ earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of their investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The lending Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.
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Investment Risks
The following risk disclosure supplements the discussion of the Fund's investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in Fund's shares entails, including the risk that the financial condition of the issuers of the equity securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Closed-End Fund Risk
The shares of many Closed-End Funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many Closed-End Funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of Closed-End Fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of Closed-End Funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such Closed-End Funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a Closed-End Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund’s investment in the common shares of Closed-End Funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Escrowed-to-Maturity Municipal Bond Risk
Investment in ETM municipal bonds held by the Underlying Funds may subject the Underlying Funds to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for ETM municipal bonds, if the Underlying Funds sell ETM municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Liquidity Risk
Whether or not the equity securities in the Underlying Funds held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Underlying Funds may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Underlying Funds held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Underlying Funds in which the Fund invests. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.
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Pre-refunded Municipal Bonds Risk
Investment in pre-refunded municipal bonds held by the Underlying Funds may subject the Underlying Funds to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Underlying Funds sell pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund.
Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company/
			Investment Advisor) and Stonebridge Advisors LLC (Investment Advisor)	137 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	Trustee	• Indefinite term • Since inception	Physician; President, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership; Member, Sportsmed LLC (April 2007 to November 2015)	137 Portfolios	None
Thomas R. Kadlec c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	137 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, and Futures Industry Association
Robert F. Keith c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	137 Portfolios	Director of Trust Company of Illinois
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Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Niel B. Nielson c/o First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	Trustee	• Indefinite term • Since inception	Managing Director and Chief Operating Officer (January 2015 to present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	137 Portfolios	Director of Covenant Transport Inc. (May 2003 to May 2014)
OFFICERS OF THE TRUST
James M. Dykas 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Donald P. Swade 120 E. Liberty Drive Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Vice President (April 2012 to Present), First Trust Advisors L.P. and First Trust Portfolios L.P., Vice President (September 2006 to April 2012), Guggenheim Funds Investment Advisors, LLC/Claymore Securities, Inc.	N/A	N/A
W. Scott Jardine 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC (Software Development Company/
			Investment Advisor) and Secretary, Stonebridge Advisors LLC (Investment Advisor)	N/A	N/A
Daniel J. Lindquist 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 02/70	Vice President	• Indefinite term • Since inception	Managing Director (July 2012 to present), Senior Vice President (September 2005 to July 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Kristi A. Maher 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Roger F. Testin 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 06/66	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
Stan Ueland 120 East Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/70	Vice President	• Indefinite term • Since inception	Senior Vice President (September 2012 to present), Vice President (August 2005 to September 2012) First Trust Advisors L.P. and First Trust Portfolios L.P.	N/A	N/A
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
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Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund and First Trust New Opportunities MLP & Energy Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 114 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor and other service providers. The officers of the Trust manage the day to-day operations and are responsible to the Trust’s Board. The Trust’s Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Trust’s Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
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The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the “Valuation Procedures”), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 137 portfolios) as they hold with the Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The
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Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006.
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Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee is $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Funds for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2015, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$4,318	$352,350
Thomas R. Kadlec	$4,361	$361,500
Robert F. Keith	$4,340	$357,350
Niel B. Nielson	$4,340	$356,500
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2015 for services to the 120 portfolios, which consists of 7 open-end mutual funds, 16 closed-end funds and 97 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2015:
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Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2015, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of September 26, 2016, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
As of September 26, 2016, First Trust Portfolios was the sole shareholder of the Fund.  As a sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.
As of September 26, 2016, the Advisor did not own any shares of the Fund.
Investment Advisor.    First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment agreement between First Trust and the Trust (the “Investment Management Agreement”), First Trust will manage the investment of the Fund’s assets and will be responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.75% of its average daily net assets.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders
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of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
Portfolio Manager.    The portfolio manager of the Fund is primarily and jointly responsible for the day-to-day management of the Fund.  There is currently one portfolio manager, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Ken Fincher	Senior Vice President, Portfolio Manager	Since 2008	Vice President and Portfolio Manager First Trust Portfolios L.P.
•	Ken Fincher is a Senior Vice President and Portfolio Manager at First Trust. Mr. Fincher joined First Trust with over 20 years of experience in financial markets. His current responsibilities include management of separately managed accounts that invest primarily in closed-end funds. He has also helped develop new product structures in the closed-end fund space. Mr. Fincher has been named Outstanding Individual Contributor to the Closed-End Fund Sector in 2007, 2006, 2005 and 2004 by financial analysts and his peers in the closed-end fund community and also served on the Closed-End Fund committee of the Investment Company Institute. Mr. Fincher received a B.A. in financial administration from Michigan State University and an M.B.A. from Loyola University Graduate School of Business.
As of the date of this SAI, the portfolio manager does not beneficially own any shares of the Fund.
Compensation.    The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.
   Accounts Managed by the Portfolio Manager.    The portfolio manager manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of August 31, 2016, set forth in the table below:
Accounts Managed by Portfolio Manager
Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Ken Fincher	0 ($0)	0 ($0)	221 ($75,056,379)
Conflicts.    None of the accounts managed by the portfolio manager pays an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts managed by the portfolio manager. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio manager are based on fairly mechanical investment processes, the portfolio manager may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio manager generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and
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dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Administrator, Custodian, Transfer Agent, Fund Accountant, Distributor, Additional Service Provider and Exchange
Administrator. The Bank of New York Mellon Corporation (“BNYM”) serves as Administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting
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data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.
Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNYM under the Fund Administration and Accounting Agreement, as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Custodian, Transfer Agent and Fund Accountant. BNYM, as custodian for the Fund pursuant to a Custody Agreement, holds the Fund’s assets. BNYM also serves as transfer agent of the Fund pursuant to a Transfer Agency and Service Agreement. As the Fund’s accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Fund for its out-of-pocket expenses. BNYM also serves as the Fund’s transfer agent pursuant to a Transfer Agency Agreement.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before September 30, 2018.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.
Additional Service Provider. First Trust, on behalf of the Fund has engaged NYSE index group or its designee (the “IPV Calculator”), to calculate the intra-day values for the shares of the Fund.
Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Fund in connection with the Fund is that Nasdaq lists the shares of the Fund and disseminates the intra-day portfolio values that are calculated by the IPV Calculator pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the
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determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars,
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sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System.    The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares.    Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay
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to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’s best interests. First Trust has engaged the services of Institutional Shareholder Services, Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
To the extent that the Fund invests in other registered investment companies (“acquired funds”), it may do so pursuant to an exemptive order granted by the SEC. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require the Fund to vote its shares in an acquired fund in the same proportion as other holders of the acquired fund’s shares. As a result, to the extent that the Fund, or another registered investment company advised by First Trust, relies on the relief granted by the exemptive order to invest in a particular acquired fund, First Trust will vote shares of that acquired fund in the same proportion as the other holders of that acquired fund’s shares.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit A.
Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Policy Regarding Disclosure of Portfolio Holdings.    The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund's website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
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Codes of Ethics.    In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation and generally an amount of cash—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The Trust also reserves the right to permit or require, under certain circumstances, the substitution of a different security in lieu of depositing some or all of the Deposit Securities The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, for the current day as well as the Cash Component for the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book
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Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below) and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach the transfer agent or an Authorized Participant.
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. Deposit Securities must be delivered to the Trust through DTC or NSCC, subject to and in accordance with the applicable provisions set forth in the Participant Agreement and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the payment of the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized
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Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Trust, First Trust, the Distributor, the transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations.
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Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. Shares generally will be redeemed in Creation Unit Aggregations in exchange for a particular portfolio of securities (“Fund Securities”), although the Fund has the right to make redemption payments in cash, in-kind or a combination of each. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund (as discussed below), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Creation Unit Aggregation being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within three Business Days.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and
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that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the specified time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BNYM by the specified time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
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Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
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Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. In addition, some dividends may qualify as “exempt-interest dividends,” which generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of social security benefits that are taxed).
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds a share for six months or less, any loss incurred by the shareholder related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
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Nature of Fund Investments
Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Backup Withholding
The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals
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who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of the bid and asked price, if available, and otherwise at their closing bid price.
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(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of the bid and asked price. If no mean price is available, they will be fair valued at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects
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fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies.    Dividends from net investment income of the Fund, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the financial statements and performs other related audit services.
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Exhibit A—Proxy Voting Guidelines
United States
Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2016
Published January 22, 2016
www.issgovernance.com
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy-gateway/2016-policy-information/
BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances:
1.    Accountability
Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Director Performance Evaluation:
1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A dual-class capital structure; and/or
➤	A non-shareholder-approved poison pill.

(1)	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
(2)	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
➤	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
➤	The issuer’s rationale;
➤	The issuer’s governance structure and practices; and
➤	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

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1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Unilateral Bylaw/Charter Amendments
1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

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➤	The level of impairment of shareholders' rights caused by the provision;
➤	The disclosed rationale for adopting the provision;
➤	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
➤	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
➤	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
1.19.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2.    Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

(3)	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
➤	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
➤	The company's ownership structure and vote results;
➤	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
➤	The previous year's support level on the company's say-on-pay proposal.
3.    Composition
Attendance at Board and Committee Meetings:
3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors:
Vote against or withhold from individual directors who:
3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017(5), sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards(6).
4.    Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
(6)	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
Independent Chair (Separate Chair/CEO)
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
➤	The scope of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

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Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

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Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests

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may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
➤	There is a significant misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:
1.	Peer Group(8) Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median.
2.	Absolute Alignment(9)– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

(7)	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(8)	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(9)	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	The ratio of performance- to time-based equity awards;
➤	The overall ratio of performance-based compensation;
➤	The completeness of disclosure and rigor of performance goals;
➤	The company's peer group benchmarking practices;
➤	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➤	Realizable pay(10) compared to grant pay; and
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking; and
➤	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➤	New or extended agreements that provide for:
➤	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
➤	CIC payments with excise tax gross-ups (including "modified" gross-ups);
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
➤	Multi-year guaranteed bonuses;
➤	A single or common performance metric used for short- and long-term plans;
➤	Lucrative severance packages;
➤	High pay opportunities relative to industry peers;
➤	Disproportionate supplemental pensions; or
➤	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(10)	ISS research reports include realizable pay for S&P1500 companies.

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Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
➤	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➤	Duration of options backdating;
➤	Size of restatement due to options backdating;
➤	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➤	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
➤	Specific actions taken to address the issues that contributed to the low level of support;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Automatic single-triggered award vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;

(11)	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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➤	Lack of minimum vesting period for grants made under the plan.
➤	Grant Practices:
➤	The company’s three year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in most recent CEO equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a claw-back policy;
➤	Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure is at least comparable to that of industry peers; and
➤	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;
➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
➤	General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:
➤	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
➤	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
➤	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
➤	The company's current level of disclosure regarding its environmental and social performance.
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Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

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© 2016 ISS | Institutional Shareholder Services